Exhibit  23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form 10-SB of our report dated June 30, 2003, relating to the financial statements of Paradise Tan, Inc. and to the reference to our Firm under the caption "Experts" in the Registration Statement.



                                             /S/  Bongiovanni & Associates, CPAs
                                             -----------------------------------
                                             BONGIOVANNI  &  ASSOCIATES,  CPAs





Cornelius,  North  Carolina
November  12,  2003